UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 21, 2010

BIOTEL INC.

(Exact name of Registrant as specified in its charter)

State of Incorporation:  Minnesota

Commission File Number :  0-50914

I.R.S. Employer Identification No.:  41-1427114

Address of principal executive offices:

1285 Corporate Center Drive, Suite 150

Eagan, MN  55121

Registrant’s telephone number, including area code: (651) 286-8620

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.       Results of Operations and Financial Condition.

The following information is being furnished to the Securities and Exchange Commission pursuant to Item 2.02.  Such information, including Exhibit 99.1 attached hereto, should not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

On May 21, 2010, Biotel Inc. (the “Company”) announced earnings for the quarter ended March 31, 2010.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.       Financial Statements and Exhibits

(d)	Exhibits

	Exhibit No. 99.1	Description Press Release dated May 21, 2010

SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Biotel Inc.

By:	/s/ Judy Naus
Judy Naus Chief Financial Officer

Date:      May 24, 2010

EXHIBIT INDEX

Exhibit No. 99.1	Description Press Release dated May 21, 2010